                                                                     EXHIBIT 4.2

 TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                           WHEN READY FOR DELIVERY



      NUMBER                                               SHARES
       T
                                 SNYDER
                          --------------------
                          COMMUNICATIONS, INC.


   COMMON STOCK                                          COMMON STOCK


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                               CUSIP 832914 10 5

                                                  SEE REVERSE FOR DEFINITIONS








is the owner of


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SNYDER COMMUNICATIONS, INC. transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
  This Certificate and the shares represented hereby, are issued and shall be held subject to all the provisions of the certificate of incorporation of the company, and any amendments thereto.
  The common stock shall have equal rights, privileges and preferences and shall be entitled to one vote per share. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

                          SNYDER COMMUNICATIONS INC.
                                CORPORATE SEAL
                                DELAWARE 1996

        /s/ MICHELE D. SNYDER                          /s/ DANIEL M. SNYDER

Vice Chairman, Chief Operating Officer,        Chairman, Chief Executive Officer
                Secretary and Treasurer                            and President










                                 COUNTERSIGNED AND REGISTERED
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


                                BY
                                                            AUTHORIZED SIGNATURE

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

<Caption

     TEN COM - as tenants in common                 UNIF GIFT MIN ACT-__________Custodian__________
     TEN ENT - as tenants by the entireties                             (Cust)             (Minor)
     JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
               survivorship and not as tenants                        Act____________________
               in common                                                      (Sister)

     Additional abbreviations may also used though not in the above list.

For value received, ___________ hereby sells, assigns and tranfers unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  _________________________________________
  |                                       |
  __________________________________________________________________________

  __________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.

  __________________________________________________________________________

  __________________________________________________________________________

  ___________________________________________________________________ Shares
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________

  __________________________________________________________________________
  Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated, ______________________



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.